QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Univision Communications Inc.:

        As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statements File Nos. 333-34559, 333-47017, 333-56794 and 333-57712.

ARTHUR ANDERSEN LLP
Roseland, New Jersey
March 25, 2002

QuickLinks

  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS